Exhibit 99.1

Filed by Horizon Bancorp pursuant to
Rule 425 under the Securities Act of 1933 and deemed filed pursuant to
Rule 14a-12 of the Securities Exchange Act of 1934
Subject Company: Horizon Bancorp
Commission File No. 000-10792

Date: May 26, 2015

FOR IMMEDIATE RELEASE

Horizon Bancorp and Peoples Bancorp Announce
Receipt of Regulatory Approvals and Shareholder Meeting Dates

Michigan City, IN and Auburn, IN (May 26, 2015) – Horizon Bancorp (NASDAQ GM: HBNC, “Horizon”) and Peoples Bancorp (OTCPINK: PBNI, “Peoples”), jointly announced that the Office of the Comptroller of Currency and the Federal Reserve Board have approved the proposed merger of Peoples with and into Horizon and the related merger of Peoples’ wholly-owned subsidiary, Peoples Federal Savings Bank of DeKalb County, with and into Horizon’s wholly-owned bank subsidiary, Horizon Bank, N.A.

“We are extremely pleased that we have received all regulatory approvals required to complete the merger and that the approval process went smoothly,” said Craig Dwight, Chairman and Chief Executive Officer of Horizon.  “This will keep us on target to complete the merger by our original target date of early in the third quarter of 2015, and is yet another example of how Horizon’s strong financial position enables us to execute acquisition transactions quickly and efficiently.”

Maurice F. Winkler, III, Peoples Bancorp’s President and Chief Executive Officer stated, “The progress being made by both Peoples’ and Horizon’s integration teams has been going very well to this point, and we are pleased that all regulatory approvals have been obtained in such a timely fashion.  I anticipate our teams to continue to work well together, meeting the scheduled closing date of the merger.”

The merger remains subject to approval by Peoples’ and Horizon’s shareholders as well as the satisfaction of various other closing conditions.

Additionally, Horizon today announced that it now plans to hold its 2015 Annual Meeting of Shareholders on June 30, 2015. The record date for shareholders entitled to vote at the Horizon shareholders’ meeting was originally set at May 11, 2015, and that date remains unchanged. Horizon previously announced that it was proposing to hold its Annual Meeting of Shareholders to approve the merger and take action on its normal annual meeting agenda items, such as the election of directors, the ratification of its auditors, and its annual advisory vote on executive compensation, on Monday, June 22, 2015, but it will now hold its Annual Meeting of Shareholders on Tuesday, June 30, 2015, at 10:00 a.m. (local time) at the Clarion Inn, 5820 South Franklin Street, Michigan City, Indiana 46360. Horizon’s shareholders are advised that the previously announced April 19, 2015 deadline continues to apply for any shareholder proposal to be considered for inclusion in Horizon’s proxy statement for the 2015 Annual Meeting of Shareholders.

Peoples also announced today that it will hold its special meeting of shareholders to approve the merger on Tuesday, June 30, 2015, at 2:00 p.m. (local time) at the LaQuinta Inn and Suites, 306 Touring Drive, Auburn, Indiana 46706. The record date for shareholders entitled to vote at the Peoples shareholders’ meeting is also May 11, 2015.

-MORE-

Page 2: Cont. Horizon Bancorp & Peoples Bancorp Regulatory Approval and Shareholder Meeting Dates

Horizon Bancorp is a community bank holding company headquartered in Michigan City, Indiana with total assets of $2.2 billion as of March 31, 2015.  Horizon Bank still operates under its original charter, dating back to 1873, with a footprint of thirty-two offices extending throughout northern and central Indiana and southwestern and central Michigan.

About Horizon Bancorp
Horizon Bancorp is a locally owned, independent, commercial bank holding company serving northern and central Indiana and southwest and central Michigan through its commercial banking subsidiary Horizon Bank, NA.  Horizon also offers mortgage-banking services throughout the Midwest. Horizon Bancorp may be reached online at www.horizonbank.com.  Its common stock is traded on the NASDAQ Global Select Market under the symbol HBNC.

About Peoples Bancorp
Peoples Bancorp is an Indiana corporation headquartered in Auburn, Indiana with Peoples Federal Savings Bank of DeKalb County as its wholly owned subsidiary.  Founded in 1925, Peoples offers a full range of banking and trust services with sixteen branch locations serving northeast Indiana and southwest Michigan.  Peoples Federal Savings Bank may be reached online at www.peoplesfed.com.

Additional Information
In connection with the proposed merger, Horizon has filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that includes a Joint Proxy Statement of Peoples and Horizon and a Prospectus of Horizon, as well as other relevant documents concerning the proposed transaction. A definitive joint proxy statement/prospectus will be mailed to shareholders of Horizon and Peoples after the registration statement is declared effective. The registration statement has not yet become effective. Shareholders and investors are urged to read the registration statement and the joint proxy statement/prospectus regarding the merger and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information.  This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities.

The joint proxy statement/prospectus and other relevant materials and documents Horizon has filed with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents Horizon has filed with the SEC by contacting Dona Lucker, Shareholder Relations Officer, 515 Franklin Square, Michigan City, Indiana 46360, telephone: (219) 874-9272 or on Horizon’s website at www.horizonbank.com under the tab “About Us”, then “Investor Relations” and then under the heading “Information Request”.

Participants in this Transaction
Horizon, Peoples and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the proposed merger under the rules of the SEC. Information about the directors and executive officers of Horizon is set forth in the proxy statement for Horizon’s 2014 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 21, 2014. Free copies of this document may be obtained as described in the preceding paragraph.  Additional information regarding the interests of these participants and any other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed merger.

-MORE-

Page 3: Cont. Horizon Bancorp & Peoples Bancorp Regulatory Approval and Shareholder Meeting Dates

Forward Looking Statements
This press release may contain forward-looking statements regarding the financial performance, business prospects, growth and operating strategies of Horizon. For these statements, Horizon claims the protections of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements in this press release should be considered in conjunction with the other information available about Horizon, including the information in the filings we make with the Securities and Exchange Commission. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. We have tried, wherever possible, to identify such statements by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions in connection with any discussion of future operating or financial performance.

Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include risk factors relating to the banking industry and the other factors detailed from time to time in Horizon’s reports filed with the Securities and Exchange Commission, including those described in “Item 1A Risk Factors” of Part I of Horizon’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014.  Undue reliance should not be placed on the forward-looking statements, which speak only as of the date hereof. Horizon does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement is made, or reflect the occurrence of unanticipated events, except to the extent required by law.

Horizon Contact Information:	Peoples Contact Information:

Craig M. Dwight Chairman and Chief Executive Officer Phone: (219) 873-2725	Maurice F. Winkler, III President and Chief Executive Officer Main Office #: 260-925-2500

Mark E. Secor Chief Financial Officer Phone: (219) 873-2611 Fax: (219) 874-9280	Steven H. Caryer Senior Vice President & Chief Financial Officer Main Office # 260-925-2500

# # #